UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-170802 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

\Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2014, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), through a joint venture with an affiliate of NorthStar Realty Finance Corp., (“NorthStar” and, together with NorthStar Healthcare, the “NorthStar Member”), completed the acquisition (the “Acquisition”) of a $1.1 billion healthcare real estate portfolio comprised of 80 senior living facilities (the “Portfolio”). The Acquisition was structured as a joint venture (the “Joint Venture”) with an affiliate of Formation Capital, LLC (“Formation”), which was the prior controlling and minority owner of the Portfolio. NorthStar Healthcare contributed $22.7 million, plus closing costs, for an approximate 6% interest in the Joint Venture and together with NorthStar owns an approximate 92% interest in the Joint Venture. NorthStar Healthcare funded the investment with proceeds from its ongoing initial public offering. In connection with the Acquisition, the Joint Venture assumed $646 million of in-place financing secured by the Portfolio (the "Borrowings"). The Borrowings consist of six non-recourse variable rate loans with a weighted average current interest rate of 4.3% and a weighted average remaining term of approximately five years.

The properties comprising the Portfolio consist of over 8,500 beds across 43 senior housing facilities and 37 skilled nursing facilities located in 14 different states, with the heaviest concentrations in Florida (35%), Illinois (18%), Oregon (16%) and Texas (10%). As of March 31, 2014, the Portfolio's overall resident occupancy was 89.3%. Forty-four facilities representing 69% of the underlying Portfolio beds are leased to third-party senior housing operators pursuant to net leases whereby the tenant is responsible for substantially all of the operating expenses at the property. The remaining facilities are operated by third-party managers through the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007.

The Joint Venture is governed by a limited liability company agreement dated May 7, 2014 (the “JV Agreement”) containing customary terms and conditions. The NorthStar Member is managing member and controls the Joint Venture, subject to Formation's consent with respect to certain major decisions. Formation will continue as the day-to-day asset manager of the Portfolio. Under the terms of the JV Agreement, distributions of all ordinary cash flow will be distributed on a priority basis to the NorthStar Member as follows: (i) first, to the NorthStar Member and Formation, pari passu in proportion to their respective percentage interests until the NorthStar Member has received a 12% internal rate of return; (ii) second, 20% to Formation and 80% to the NorthStar Member and Formation, pari passu in proportion to their respective percentage interests until the NorthStar Member has received a 25% internal rate of return and (iii) third, the balance, if any, 30% to Formation and 70% to the NorthStar Member and Formation, pari passu in proportion to their respective percentage interests. Distributions received by the NorthStar Member will be allocated to the NorthStar Healthcare and NorthStar pro rata based on their respective interests in the NorthStar Member. The NorthStar Member acquired its interest in the Portfolio from an affiliate of Safanad Limited.

The foregoing description of the JV Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the JV Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K, which agreement is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
If applicable, the required financial statements for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.
If applicable, the required pro forma financial information for the transaction described in Item 1.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit Number	Description
10.1	Limited Liability Company Agreement of Eclipse Investment, LLC, dated as of May 7, 2014, by and between FC Eclipse Investment, LLC and Eclipse Health Holdings-T, LLC

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, NorthStar Healthcare’s ability to realize the anticipated benefits of the Joint Venture with Formation, the ability of the NorthStar Member to achieve its targeted returns through the Joint Venture, the ability of Formation to successfully manage the Portfolio, the impact of any losses from our properties on cash flows and returns, market rental rates and property level cash flows, the impact of any losses from our properties on cash flows and returns, market rental rates and property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the impact of local economics, the ability to successfully implement an exit strategy, availability of investment opportunities, availability of capital, the ability to achieve its targeted returns, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: May 13, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Limited Liability Company Agreement of Eclipse Investment, LLC, dated as of May 7, 2014, by and between FC Eclipse Investment, LLC and Eclipse Health Holdings-T, LLC

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